Janus Detroit Street Trust

Janus Henderson Net Zero Transition Resources ETF

Supplement dated August 10, 2023

to Currently Effective Prospectus and

Statement of Additional Information (“SAI”)

The Board of Trustees of Janus Detroit Street Trust (the “Trust”) approved a plan to liquidate and terminate Janus Henderson Net Zero Transition Resources ETF (“JZRO” or the “Fund”), effective on or about October 24, 2023 (the “Liquidation Date”). After the close of business on or about October 16, 2023, the Fund will no longer accept creation orders. Trading in the Fund will be halted prior to market open on or about October 20, 2023. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about October 26, 2023. Termination of the Fund is expected to occur as soon as practicable following the liquidation.

Prior to and through the close of trading on NYSE Arca, Inc. (“NYSE”) on October 19, 2023, the Fund will undertake the process of winding down and liquidating its portfolio. This process may result in the Fund holding cash and securities that may not be consistent with its investment objectives and strategies. Furthermore, during the time between market open on October 20, 2023 and the Liquidation Date, because the shares will no longer be traded on NYSE, there may not be a trading market for the Fund’s shares.

Shareholders may sell shares of the Fund on NYSE until the market close on October 19, 2023 and may incur typical transaction fees from their broker-dealer. Shares held as of the close of business on the Liquidation Date will be automatically redeemed for cash at the then current net asset value. Proceeds of the redemption will be paid through the broker-dealer with whom you hold shares of the Fund. Shareholders will generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon its circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please retain this Supplement with your records.